AFBA 5STAR FUND, INC.
                                 (THE "COMPANY")

                          AFBA 5STAR MID CAP VALUE FUND
                            AFBA 5STAR SMALL CAP FUND
                            AFBA 5STAR LARGE CAP FUND
                           AFBA 5STAR USA GLOBAL FUND
                            AFBA 5STAR BALANCED FUND
                        AFBA 5STAR TOTAL RETURN BOND FUND
                      AFBA 5STAR SCIENCE & TECHNOLOGY FUND
                                  (THE "FUNDS")

                                Retirement Series
                                 Class R Shares

      Supplement dated April 1, 2008 to the Prospectus dated July 31, 2007

  THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED
    IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

                       APPROVAL OF THE CLOSING OF R SHARES

Effective April 1, 2008, the Funds' R Shares class will be closed to new investment, including additional purchases by current shareholders. All shares of the R Shares class outstanding at the close of business on this date will be automatically converted into A Shares of the same Fund (the "Transaction"), with an aggregate net asset value equal to the aggregate net asset value of the R Shares class so converted. Any applicable sales charge attributable to the A Shares class will be waived for those shares acquired in connection with the Transaction.

It is anticipated that the Transaction will not have a material adverse effect on the holders of either the A Shares class or R Shares class. Accordingly, the conversion of Class R Shares into Class A Shares of the same Fund will be tax-free to the holders of the R Shares class for federal income tax purposes. Holders of the R Shares should consult their tax advisors regarding the state and local tax consequences of the Transaction. The Transaction will allow the holders of R Shares class to benefit from the lower expense structure associated with the A Shares class.


          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.